   As filed with the Securities and Exchange Commission on December 19, 1996
                                                      Registration No. 333-_____
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              -------------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                      OBJECTIVE SYSTEMS INTEGRATORS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              -------------------

      CALIFORNIA                                         68-0239619
------------------------                    -----------------------------------
(STATE OF INCORPORATION)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                             100 BLUE RAVINE ROAD
                           FOLSOM, CALIFORNIA 95630
  (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                              -------------------

                            1994 STOCK OPTION PLAN
                           (FULL TITLE OF THE PLAN)

                              -------------------

                            PHILIP N. CARDMAN, ESQ.
                 VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                      OBJECTIVE SYSTEMS INTEGRATORS, INC.
                             100 BLUE RAVINE ROAD
                           FOLSOM, CALIFORNIA 95630
                                (916) 353-2400
(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                              -------------------

                                  Copies to:
                              CHRIS FENNELL, ESQ.
                      WILSON, SONSINI, GOODRICH & ROSATI
                           PROFESSIONAL CORPORATION
                              650 PAGE MILL ROAD
                              PALO ALTO, CA 94304
                                (415) 493-9300

                              -------------------

                        CALCULATION OF REGISTRATION FEE

===============================================================================
                                       PROPOSED        PROPOSED
                                       MAXIMUM         MAXIMUM
 TITLE OF EACH CLASS       AMOUNT      OFFERING       AGGREGATE      AMOUNT OF
   OF SECURITIES TO        TO BE        PRICE          OFFERING     REGISTRATION
    BE REGISTERED        REGISTERED   PER SHARE         PRICE          FEE(1)
-------------------------------------------------------------------------------
Common Stock,             810,330
  no par value........    shares       $26.875     $21,777,618.75    $6,599.28
===============================================================================

(1) Calculated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market on December 16, 1996.

===============================================================================

  The contents of the Registrant's Form S-8 Registration Statement (Registration No. 333-986) dated February 5, 1996 are incorporated herein by reference.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



ITEM 8.   EXHIBITS.
          --------

          Exhibit
          Number      Document
          -------     --------

            4.1       1994 Stock Option Plan, as amended

            5.1 Opinion of Wilson, Sonsini, Goodrich & Rosati, a Professional Corporation.

           23.1       Independent Auditors' Consent

           23.2       Consent of Counsel (contained in Exhibit 5.1).

           24.1       Power of Attorney (see page II-3).

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933, the Registrant, Objective Systems Integrators, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Folsom, State of California, on this 19th day of December, 1996.


                           OBJECTIVE SYSTEMS INTEGRATORS, INC.



                           By:    /s/ Philip N. Cardman
                                  -----------------------
                                  Philip N. Cardman
                                  Vice President, General Counsel and Secretary

                               POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Joseph T. Ambrozy and Philip N. Cardman his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

       PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                   SIGNATURE                                   TITLE                      DATE
                   ---------                                   -----                      ----
 /s/ Joseph T. Ambrozy                             President, Chief Executive       December 19, 1996
------------------------------------------------   Officer and Director
(Joseph T. Ambrozy)                                (Principal Executive
                                                   Officer)

 /s/ David M. Allen                                Vice President, Finance and      December 19, 1996
------------------------------------------------   Administration, and Chief
(David M. Allen)                                   Financial Officer (Principal
                                                   Financial and Accounting
                                                   Officer)

 /s/ Tom L. Johnson                                Co-Chairman of the Board of      December 19, 1996
------------------------------------------------   Directors
(Tom L. Johnson)

 /s/ Richard G. Vento                              Co-Chairman of the Board of      December 19, 1996
------------------------------------------------   Directors
(Richard G. Vento)

 /s/ George F. Schmitt                             Director                         December 19, 1996
------------------------------------------------
(George F. Schmitt)


                   SIGNATURE                                   TITLE                      DATE
                   ---------                                   -----                      ----
/s/  Jonathan B. Shantz                            Director                         December 19, 1996
------------------------------------------------
(Jonathan B. Shantz)


/s/ Kornel Terplan, Ph.D.                          Director                         December 19, 1996
------------------------------------------------
(Kornel Terplan, Ph.D.)


                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                      ___________________________________

                                    EXHIBITS

                      ___________________________________


                       Registration Statement on Form S-8

                      Objective Systems Integrators, Inc.

                               December 19, 1996

                               INDEX TO EXHIBITS


                                                                              SEQUENTIALLY
 EXHIBIT                                                                        NUMBERED
  NUMBER                                EXHIBIT                                   PAGE
----------   -------------------------------------------------------------    ------------
4.1          1994 Stock Option Plan, as amended...........................

5.1          Opinion of Wilson, Sonsini, Goodrich & Rosati, a
             Professional Corporation.....................................

23.1         Independent Auditor's Consent................................

23.2         Consent of Counsel (included in Exhibit 5.1).................

24.1         Power of Attorney (see page II-3)............................